Filed Pursuant to Rule 497(d)
Registration File No.: 333-173601

BLACKROCK PREFERRED PARTNERS LLC

Amended and Restated Supplement dated November 29, 2011 to the

Prospectus, dated August 26, 2011, of

BlackRock Preferred Partners LLC

This amended and restated supplement amends certain information in the Prospectus (the “Prospectus”), dated August 26, 2011, of BlackRock Preferred Partners LLC (the “Fund”). This amended and restated supplement supersedes all prior amendments and supplements to the Prospectus. Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this amended and restated supplement remains unchanged. Capitalized terms not otherwise defined in this amended and restated supplement have the same meaning as in the Prospectus.

Sales Load Breakpoints

Financial intermediaries may charge a sales load of up to 3.00% for their services in conjunction with the distribution of Units. The maximum sales charge of 3.00% will be charged for purchases of less than $100,000. A sales charge of 2.00% will be charged for purchases of $100,000 or more, but less than $250,000. A sales charge of 1.50% will be charged for purchases of $250,000 or more, but less than $1 million. A sales charge of 1.00% will be charged for purchases of $1 million or more, but less than $5 million. A sales charge of 0.50% will be charged for purchases of $5 million or more. Financial intermediaries may reduce or waive the sales load for their customers, in their sole discretion, including, but not limited to customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary.

Financial intermediaries may charge a sales load in connection with each subscription for Units by an investor, including additional subscriptions made by existing Members. Financial intermediaries will generally aggregate all subscriptions made by a Member when determining the sales load to be imposed on a Member’s additional subscriptions for Units. For example, a Member who makes a $200,000 initial subscription for Units would pay a sales load of 2.00% on that initial $200,000 investment. If that Member then makes an additional $100,000 subscription for Units, that Member’s aggregate subscriptions would amount to $300,000 and the Member would pay a sales load of 1.50% on that additional $100,000 subscription.

Distribution Fee

The Fund will, out of its own assets, pay the Distributor for providing distribution services at an annual rate equal to 0.75% of the Fund’s month-end NAV (the “Distribution Fee”). The Distribution Fee is paid to the Distributor and/or financial intermediaries as compensation for assisting with the sale of the Fund’s Units. Financial intermediaries may reimburse the Distribution Fee to their customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary. The Distributor will generally pay substantially all of the Distribution Fee to financial intermediaries whose customers hold Units through the applicable financial intermediary; thus, the amounts of any such payments may vary among the financial intermediaries. The Distributor may, however, retain all or a portion of the Distribution Fee in certain instances. For example, the Distributor may itself act as a financial intermediary in respect of Units owned by Members who are its customers, such as the affiliate of the Advisor that purchased a significant amount of Units in connection with the Fund’s initial closing, and retain that portion of the Distribution Fee attributable to Units held through it as a financial intermediary.

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Payment of Distribution Fee and Management Fee

Each of the Distribution Fee and the Advisor’s management fee are accrued monthly and are calculated at an annual rate equal to 0.75% of the Fund’s month-end NAV (before the accrual of the Distribution Fee and the management fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Advisor pursuant to the Expense Agreement for that month). As discussed in the Prospectus, the Fund has entered into the Expense Agreement in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below the Expense Cap, which is 0.50% of the Fund’s average adjusted net assets at the beginning of each month.

Dividend Reinvestment Plan

All correspondence concerning the Plan should be directed to the Plan Administrator at BNY Mellon Alternative Investments, c/o Investor Services, 400 Bellevue Parkway, 2nd Floor (19C-0204), Wilmington, DE 19809; or by calling 1-866-211-4521.

Certain Unaudited Financial Statements

The Fund’s unaudited Statement of Assets, Liabilities and Members’ Capital and unaudited Portfolio of Investments, each as of October 31, 2011, are set forth below. The Fund generally intends to update the below unaudited financial statements each month. The Fund encourages each prospective investor, prior to investing in the Fund, to request the Fund’s most recent Prospectus supplement from his or her financial advisor, to visit the Fund’s website at www.blackrock.com and/or to visit the Securities and Exchange Commission’s website at www.sec.gov and access the Fund’s filings.

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BLACKROCK PREFERRED PARTNERS LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS’ CAPITAL

OCTOBER 31, 2011

(unaudited)

Assets
Investments in Investment Funds at fair value (cost - $24,425,000)	$24,073,133
Cash and cash equivalents	600,493
Due from Adviser	386,635
Other assets	387,251

Total assets	25,447,512

Liabilities
Capital contributions received in advance	50,000
Offering Costs Payable	441,300
Organizational Costs Payable	293,000
Professional fees payable	41,191
Directors fee payable	219
Accrued expenses and other liabilities	54,772

Total liabilities	880,482

Members’ Capital
Total members’ capital	$24,567,030

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BLACKROCK PREFERRED PARTNERS LLC

PORTFOLIO OF INVESTMENTS

OCTOBER 31, 2011

(unaudited)

Strategy	Investment	Cost	(in U.S. dollars) Fair Value
Directional Trading - 15.4%	AlphaMosaic SPC Platform	$475,000	$449,523
	D.E. Shaw Oculus International Fund	1,500,000	1,482,367
	Fortress Commodities Fund LP	875,000	807,953
	Fortress Macro Fund, Ltd.	1,060,000	1,039,156

			3,778,999
Event Driven - 19.1%	Davidson Kempner International (BVI), Ltd.	1,310,000	1,307,987
	HBK Offshore Fund II LP	1,000,000	1,010,246
	Pentwater Event Fund, Ltd.	1,320,000	1,338,779
	York Investment, Ltd.	1,060,000	1,041,776

			4,698,788
Fundamental Long/Short - 52.3%	Boussard & Gavaudan Fund PLC	1,000,000	997,731
	Brigade Leveraged Capital Structures Offshore, Ltd.	1,060,000	1,045,962
	Claren Road Credit Fund, Ltd.	1,060,000	1,064,777
	Conatus Capital Overseas Ltd.	1,000,000	1,019,090
	Glenview Capital Partners (Cayman), Ltd.	950,000	954,002
	King Street Capital, Ltd.	1,000,000	978,681
	Oak Hill Credit Alpha Fund (Offshore), Ltd.	1,000,000	992,004
	One William Street Capital Offshore Fund, Ltd.	1,690,000	1,628,504
	Scout Capital Fund, Ltd.	1,380,000	1,361,065
	Standard Pacific Capital Offshore, Ltd.	1,060,000	969,016
	Standard Pacific Pan-Asia Fund, Ltd.	875,000	833,241
	Taconic Opportunity Offshore Fund, Ltd.	1,000,000	992,906

			12,836,979
Relative Value - 11.2%	Aristeia International, Ltd	1,060,000	1,063,597
	Magnetar Capital Fund II, Ltd.	1,690,000	1,694,770

			2,758,367
Total Investments (Cost - $24,425,000*) - 98.0%			24,073,133
Other Assets Less Liabilities - 2.0%			493,897

Members’ Capital - 100.0%			$24,567,030

Percentages shown are stated as a percentage of net assets as of October 31, 2011.

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$24,425,000

Gross unrealized appreciation	$65,261
Gross unrealized depreciation	(417,128)

Net unrealized depreciation	$(351,867)

Investments by Strategy (as a percentage of total investments) as of October 31, 2011 (unaudited)
Directional Trading	15.7%
Event Driven	19.5
Fundamental Long/Short	53.3
Relative Value	11.5
100.0%

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